SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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EWSB Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 29, 2025

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of EWSB Bancorp, Inc., the holding company for East Wisconsin Savings Bank.

We will hold the meeting at the main office of East Wisconsin Savings Bank, 109 W. Second St., Kaukauna, Wisconsin on Thursday, June 5, 2025 at 12:00 p.m., local time. The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or by voting via the Internet. Voting instructions appear on the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Charles D. Schmalz

Charles D. Schmalz
President and Chief Executive Officer

EWSB Bancorp, Inc.

109 W. Second St.

Kaukauna, Wisconsin 54130

(920) 766-4646

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	12:00 p.m., local time, Thursday, June 5, 2025

PLACE	109 W. Second St., Kaukauna, Wisconsin

ITEMS OF BUSINESS	(1)	The election of three directors each to serve for a term of three years;

	(2)	The ratification of the appointment of Plante Moran, PLLC, to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2025; and

	(3)	The transaction of any other business that may properly come before the meeting and any adjournment or postponement of the meeting. (Note: The Board of Directors is not aware of any other business to come before the meeting.)

RECORD DATE	To be eligible to vote, you must have been a stockholder as of the close of business on April 2, 2025.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, or by mail by completing and returning the accompanying proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kailee Vanderloop
Kailee Vanderloop
Corporate Secretary

Kaukauna, Wisconsin
April 29, 2025

EWSB BANCORP, INC.

PROXY STATEMENT

FOR

2025 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

EWSB Bancorp, Inc. is providing this proxy statement to you in connection with the solicitation of proxies by its Board of Directors only for use at the 2025 annual meeting of stockholders and for any adjournment or postponement of the annual meeting. In this proxy statement, we may also refer to EWSB Bancorp, Inc. as “EWSB Bancorp,” “the Company,” “we,” “our” or “us.” East Wisconsin Savings Bank (the “Bank”) is the wholly owned subsidiary of EWSB Bancorp.

We will hold the annual meeting at 109 W. Second St., Kaukauna, Wisconsin on Thursday, June 5, 2025, at 12:00 p.m., local time.

We intend to mail this proxy statement and a proxy card to stockholders of record beginning on or about April 29, 2025.

Important Notice Regarding the Availability of Proxy Materials

for the STOCKholder Meeting to Be Held on JUNE 5, 2025

This proxy statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at https://annualgeneralmeetings.com/ewsb2025. The Annual Report includes our audited consolidated financial statements for the fiscal year ended December 31, 2024.

INFORMATION ABOUT VOTING

Who May Vote at the Meeting

You are entitled to vote your shares of EWSB Bancorp common stock that you owned as of the close of business on April 2, 2025. As of the close of business on that date, 752,538 shares of common stock were outstanding. Each share of common stock has one vote.

Our Articles of Incorporation provide that record holders of our common stock who beneficially own, either directly or indirectly, more than 10% of our outstanding shares of common stock are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares

You may own your shares of common stock of EWSB Bancorp in one or more of the following ways:

●	Directly in your name as the stockholder of record;

●	Indirectly through a broker, bank or other holder of record in “street name”; or

●	Indirectly through the East Wisconsin Savings Bank Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in “street name,” you are considered the beneficial owner of your shares and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or via the Internet. Refer to the voting instruction form that accompanies your proxy materials. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

If you are a participant in the ESOP, see “Participants in the ESOP” below.

Attending the Meeting

Stockholders are invited to attend the annual meeting. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and be able to conduct the business of the annual meeting if a majority of the outstanding shares of EWSB Bancorp common stock entitled to vote, represented in person or by proxy, is present at the meeting.

Votes Required for Proposals. At this year’s annual meeting, stockholders will vote to elect three directors, each to serve for a term of three years. In voting to elect the directors (Item 1), you may vote in favor of the nominees or withhold your vote as to the nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting.

In voting to ratify the appointment of the independent registered public accounting firm (Item 2), you may vote in favor of the proposal, against the proposal or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve each of these proposals.

Broker Non-Votes; Effect of Not Casting Your Vote

If you hold your shares in street name through a broker, bank or other nominee of record, it is critical that you provide voting instructions if you want your vote to count in the election of directors (Item 1). Your broker, bank or other holder of record does not have discretion to vote your uninstructed shares with respect to this item. Therefore, if you hold your shares in street name and you do not instruct your broker or other holder of record on how to vote with respect to this item, no votes will be cast on your behalf with respect to this item. These are referred to as “broker non-votes.” Your broker, bank or other holder of record, however, does have discretion to vote any uninstructed shares on the ratification of the appointment of the independent registered public accounting firm (Item 2). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count the Votes

If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election. In counting votes to ratify the appointment of the independent registered public accounting firm, broker non-votes and abstentions will have no effect on the outcome of these votes.

Voting by Proxy

We are sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors. All shares of common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.

The Board of Directors unanimously recommends a vote:

●	“FOR” each nominee for director; and

●	“FOR” the ratification of the appointment of Plante Moran, PLLC, to serve as the independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named on the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

Voting Via the Internet

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of EWSB Bancorp common stock via the Internet. The Internet voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet voting are set forth on the proxy card. The deadline for voting via the Internet is 11:59 p.m., Central Time, on June 4, 2025.

Revoking Your Proxy

Whether you vote by mail or via the Internet, if you are a registered stockholder, you may revoke your proxy by:

●	sending a written statement to that effect to our Corporate Secretary;

●	submitting a properly signed proxy card with a later date;

●	voting via the Internet at a later time so long as such vote is received by the applicable time and date set forth above for registered stockholders; or

●	voting in person at the annual meeting (Note: Attendance at the annual meeting will not in itself constitute revocation of your proxy).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.

Participants in the ESOP

If you are a participant in the ESOP, you will receive a voting instruction card that reflects all the shares that you may direct the ESOP trustee to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but you may direct the trustee how to vote the shares of EWSB Bancorp common stock allocated to your ESOP account. The ESOP trustee will vote all unallocated shares of EWSB Bancorp common stock held by the ESOP, all allocated shares for which no voting instructions are received and all allocated shares for which participants have voted “abstain” in the same proportion as shares for which it has received timely voting instructions. Under the ESOP, since no shares have been allocated to the participants at the time of the stockholder vote, each participant will be deemed to have one share for purposes of giving such voting instructions.

The deadline for returning your voting instruction cards to the ESOP trustee is May 29, 2025.

CORPORATE GOVERNANCE

General

The Company periodically reviews its corporate governance policies and procedures to ensure that it meets the highest standards of ethical conduct, reports results with accuracy and transparency and fully complies with the laws, rules and regulations that govern its operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Director Independence

The Board of Directors currently consists of seven members. The Board of Directors has determined that each of our directors, with the exception of Charles M. Schmalz and Kay M. Dorow, is “independent” as defined in the listing standards of the Nasdaq Stock Market, which standards the Company is using to determine independence. Mr. Schmalz is not independent because he is employed by the Company and the Bank. Ms. Dorow is not independent because she was employed by the Bank during the last three years. In determining the independence of directors, the Board of Directors has considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons.”

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors currently combines the position of Chairman of the Board with the position of Chief Executive Officer. The Board of Directors believes this provides an efficient and effective leadership model for the Company. Combining the Chairman of the Board and Chief Executive Officer positions fosters clear accountability, effective decision-making, alignment on corporate strategy, and a clear and direct channel of communication from senior management to the full Board of Directors. To further strengthen the leadership of the Board of Directors, Kenneth P. Demerath acts as our lead independent director. Mr. Demerath’s duties in this regard include leading all Board meetings of  independent directors. The Board of Directors believes its administration of its risk oversight function is not adversely affected by the Board of Directors’ leadership structure. To assure effective independent oversight, the Board has adopted a number of governance practices, including holding executive sessions of the independent directors at least twice a year or more often as needed. In addition, the Compensation Committee, which consists only of independent directors, evaluates the performance of our Chairman of the Board and Chief Executive Officer and presents its findings to our independent directors.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face several risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

Committees of the Board of Directors

We conduct business through meetings of our board of directors and its committees. The board of directors of EWSB Bancorp has established standing committees, including a Compensation Committee, an Audit Committee and a Governance and Nominating Committee. Each of these committees operates under a written charter, which governs its composition, responsibilities and operations. The charters of all three committees are available in EWSB Bancorp Inc. Policies and Charters portion of the EWSB Bancorp, Inc. Investor Relations section of the Bank’s website (www.eastwis.com).

The table below sets forth the directors of each of the listed standing committees. Each member of each committee meets the Securities and Exchange Commission independence requirements for such committee, however, as noted under “Director Independence” above, Ms. Dorow is not an independent director as the term is defined in the listing standards of the Nasdaq Stock Market, and as such is not independent pursuant to the independence standards adopted for the Audit Committee. Ms. Dorow is not an executive officer of the Company nor is she a family member of an executive officer of the Company and is allowed to sit on the Audit Committee as a non-independent director pursuant to the Audit Committee Charter and the listing standards of the Nasdaq Stock Market.

Director	Audit Committee		Compensation Committee		Governance and Nominating Committee
Lisa Cruz			X		X
Kenneth P. Demerath	X	*
Kay M. Dorow	X
Steven Haen			X		X
Lori Hoersch			X	*
Steve Tyink	X				X	*
Number of meetings in 2024	1	**	2	**	—	**

*	Chairperson of the committee.

**	EWSB Bancorp was incorporated in February 2024 and engaged in only organizational activities before becoming the bank holding company for the Bank in September 2024.

Audit Committee. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that Kenneth P. Demerath, a certified public accountant, is an “audit committee financial expert” as that term is defined in the rules and regulations of the Securities and Exchange Commission. The report of the Audit Committee required by the rules and regulations of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Audit Committee.”

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s and the Bank’s senior management and conducts the performance review of the President and Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. The Compensation Committee also considers the appropriate levels and form of director compensation and makes recommendations to the Board of Directors regarding director compensation.

Governance and Nominating Committee. The Governance and Nominating Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

Considerations Respecting Director Nominees and Candidates

Minimum Qualifications for Director Nominees. The Governance and Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in our Bylaws, which include an age limitation provision, a residency requirement and a requirement that the candidate has not been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Governance and Nominating Committee will then evaluate the following criteria in selecting nominees:

●	contributions to the range of talent, skill and expertise of the Board of Directors;

●	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

●	familiarity with our market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

●	personal and professional integrity, honesty and reputation;

●	the ability to represent the best interests of our stockholders and the best interests of EWSB Bancorp;

●	the ability to devote sufficient time and energy to the performance of his or her duties;

●	independence, as that term is defined under applicable regulatory criteria;

●	diversity in gender, age, background and ethnicity; and

●	equity holdings.

The Governance and Nominating Committee will also consider any other factors it deems relevant, including competition, size of the Board of Directors and regulatory disclosure obligations.

When nominating an existing director for re-election to the Board of Directors, the Governance and Nominating Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Governance and Nominating Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Governance and Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities the Bank serves. The Board of Directors will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Governance and Nominating Committee has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Governance and Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Governance and Nominating Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Director Candidates Recommended by Stockholders. The Governance and Nominating Committee will consider director candidates recommended by stockholders who appear to be qualified to serve on our Board of Directors. However, the Governance and Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Governance and Nominating Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Governance and Nominating Committee’s resources, the Governance and Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Governance and Nominating Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Governance and Nominating Committee, care of the Corporate Secretary, at our main office:

●	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Governance and Nominating Committee;

●	The name and address of the stockholder as they appear on our books, and of the beneficial owner, if any, on whose behalf the nomination is made;

●	The class or series and number of shares of our capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

●	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

●	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

●	The name, age, personal and business address and the principal occupation of the candidate;

●	The candidate’s written consent to serve as a director;

●	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Board of Directors; and

●	Such other information regarding the candidate or the stockholder as would be required to be included in our proxy statement pursuant to Regulation 14A of the Securities and Exchange Commission.

For a director candidate to be considered for nomination at an annual meeting of stockholders, the Company’s Secretary must receive the recommendation not less than 90 days and not more than 100 days before the date of our proxy statement for the previous year’s annual meeting, advanced by one year. However, if the date of the annual meeting is advanced more than 30 days prior to the anniversary of the prior year’s annual meeting, such written notice will be timely only if received by the Company’s Secretary no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the tenth day following the earlier of the day notice of the meeting was mailed to stockholders or such public disclosure was made.

Board and Committee Meetings

The business of EWSB Bancorp and the Bank is conducted through meetings and activities of their respective Board of Directors and committees. EWSB Bancorp was incorporated in February 2024 and became the bank holding company for the Bank in September 2024. During the year December 31, 2024, the Board of Directors of EWSB Bancorp held two meetings and the Board of Directors of the Bank held 13 meetings. In addition, 10 joint meetings of the Boards of Directors of EWSB Bancorp and the Bank were held in 2024. No director attended fewer than 75% of the total meetings of the Board of Directors and of the committees on which that director served.

Director Attendance at Annual Meeting

While EWSB Bancorp has no formal policy on director attendance at annual meetings of stockholders, directors are encouraged to attend. This annual meeting is our first since we completed our initial public offering in September 2024.

Code of Ethics for Senior Officers

We maintain a Code of Ethics for Senior Officers, which includes the Company’s Chief Executive Officer, Chief Financial Officer and Controller. The Code of Ethics for Senior Officers addresses conflicts of interest, the treatment of confidential information, and compliance with applicable laws, rules and regulations. In addition, it is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The Code of Ethics for Senior Officers is available in the Investor Relations section of the Bank’s website (www.eastwis.com). Any amendments to and waivers from the EWSB Bancorp, Inc. Code of Ethics for Senior Officers will be disclosed in the EWSB Bancorp, Inc. Investor Relations section of the Bank’s website.

Employee, Officer and Director Hedging

The Company maintains an Anti-Hedging Policy that provides that directors, officers and employees are prohibited from engaging in transactions in publicly-traded options, such as puts, calls and other derivative securities based on Company stock including any hedging, monetization or similar transactions designed to decrease the risks associated with holding Company stock. In addition, under the Company’s insider trading policy, directors and certain executive officers are generally prohibited from pledging Company stock as collateral for any loan or holding Company stock in a margin account. The Board of Directors may approve an exception to this policy for a pledge of Company stock as collateral for a loan from a third party (not including margin debt) where the borrower clearly demonstrates the financial capacity to repay the loan without resorting to the pledged securities. The Board of Directors has not approved any such exception to its policy.

The information provided under this section shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference.

Insider Trading Policy

We have adopted insider trading policies for directors, officers and employees of the Company that govern the purchase, sale and/or other dispositions of our common shares and other securities by our directors, executive officers, employees and any member of his or her immediate family living in his or her household. The insider trading policy prohibits trading in Company securities when the director, executive or employee has material, non-public information about the Company.

In addition to the above restrictions, the insider trading policy provides that that our Section 16 officers should pre-clear every transaction involving Company securities with the Company’s compliance officers. Additionally, the insider trading policy provides that directors and certain officers should not trade in Company securities during certain blackout periods.

The foregoing summary of our insider trading policy does not purport to be complete and is qualified in its entirety by reference to the full text of the policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.

Report of the Audit Committee

EWSB Bancorp’s management is responsible for EWSB Bancorp’s internal controls and financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America. The Audit Committee oversees EWSB Bancorp’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board (United States) Auditing Standard No. 1301, Communications with Audit Committees, which include the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether any non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of its financial reporting process.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s consolidated financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, Plante Moran, PLLC, to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2025.

Audit Committee of the Board of Directors

of

EWSB Bancorp, Inc.

Kenneth P. Demerath, Chairman

Kay M. Dorow

Steve Tyink

Directors’ Compensation

The following table sets forth for the year ended December 31, 2024, certain information as to the total remuneration we paid to our non-employee directors. Information with respect to director fees paid to Mr. Schmalz is included above in “Executive Compensation—Summary Compensation Table.”

	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Lisa Cruz	28,500	—	28,500
Kenneth P. Demerath	24,500	—	24,500
Kay M. Dorow	23,500	—	23,500
Steven Haen	28,500	—	28,500
Lori Hoersch	28,500	—	28,500
Steve Tyink	24,500	—	24,500

Deferred Fee Plan. The Bank maintains the East Wisconsin Savings Bank Amended and Restated Deferred Fee Plan, pursuant to which directors may elect to defer a portion of their director’s fees each year. The Bank credits the deferred amounts with interest at a rate determined by the board of directors. Directors may elect to receive their deferred fees and interest when they separate from service or at a specified age and have the benefits paid in a lump sum or installments.

Stock Ownership

The following table provides the beneficial ownership of shares of common stock of EWSB Bancorp held by our directors and executive officers, individually and as a group, and all individuals known to management to own more than 5% of our common stock at April 2, 2025. For purposes of this table, a person is deemed to be the beneficial owner of any shares of common stock over which he has, or shares, directly or indirectly, voting or investment power or as to which he or she has the right to acquire beneficial ownership at any time within 60 days after April 2, 2025. The mailing address for each of our directors and executive officers is 109 W. Second St., Kaukauna, Wisconsin 54130.

	Number of Shares		Percent Outstanding(1)
5% Beneficial Owners:

Spence Limited, LP	60,000	(2)	7.97%
P.O. Box 505
Blakely, Georgia 39823

James E. Mangold	57,760	(3)	7.68%
Sara Mangold
4774 Potters Crossing
Pulaski, Wisconsin 54162

East Wisconsin Savings Bank Employee Stock Ownership Plan	52,678	(4)	7.00%
109 W. Second St.
Kaukauna, Wisconsin 54130

Kory J. Schneider	48,900	(5)	6.50%
Carrie A. Schneider
W10097 Allcan Road
New London, Wisconsin 54961

(1)	Based on 752,538 shares outstanding at April 2, 2025.

(2)	Information is based on a Schedule 13G filed with the Securities and Exchange Commission on September 30, 2024.

(3)	Information is based on a Schedule 13D filed with the Securities and Exchange Commission on September 20, 2024. Mr. Mangold has sole voting and dispositive power with respect to 47,760 shares of the Company’s common stock and has shared voting and dispositive power along with Ms. Mangold with respect to 10,000 shares of the Company’s common stock.

(4)	Information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2025.

(5)	Information is based on a Schedule 13D filed with the Securities and Exchange Commission on September 20, 2024. Mr. Schneider has sole voting and dispositive power with respect to 38,900 shares of the Company’s common stock and has shared voting and dispositive power along with Ms. Schneider with respect to 10,000 shares of the Company’s common stock.

	Number of Shares		Percent Outstanding(1)
Directors:
Lisa Cruz	7,500		*
Kenneth P. Demerath	5,000		*
Kay M. Dorow	20,000		2.66%
Steven Haen	2,000		*
Lori Hoersch	20,000	(2)	2.66%
Charles D. Schmalz	30,000	(3)	3.99%
Steve Tyink	2,500		*

Executive Officers Who Are Not Directors:
James E. Mangold	57,760	(4)	7.68%
Kory J. Schneider	48,900	(5)	6.50%
All directors, nominees and executive officers as a group (10 persons)	196,160		26.10%

*	Less than 1%.

(1)	Based on 752,538 shares outstanding at April 2, 2025.

(2)	All 20,000 shares are held by a trust.

(3)	Includes 15,000 shares held in an IRA and 15,000 shares held by Mr. Schmalz’s spouse in her IRA.

(4)	Includes 47,760 shares held in an IRA and 1,698 shares held by Mr. Mangold’s spouse in her IRA.

(5)	Includes 38,900 shares held in an IRA and 10,000 shares held by Mr. Schneider’s spouse.

Items OF BUSINESS to be Voted on by STOCKHOLDERs

Item 1 — Election of Directors

EWSB Bancorp’s Board of Directors consists of seven members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election at this year’s annual meeting are Kenneth P. Demerath, Lori Horsch and Charles D. Schmalz. Each nominee currently serves as a director of EWSB Bancorp and the Bank.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of the nominees named above. If the nominees are unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve.

The Board of Directors unanimously recommends a vote “FOR” each of the nominees for director.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The indicated age for each individual is as of December 31, 2024. The indicated period for service as a director includes service as a director of the Bank. There are no family relationships among the directors.

Director Nominees for Term Expiring in 2028

Kenneth P. Demerath, now retired, was a partner at Wipfli LLP, a certified public accounting firm, from 1986 to 2019. Mr. Demerath is a certified public accountant and is a member of the Wisconsin Institute of Certified Public Accountants. Mr. Demerath is also a veteran of the U.S. Army Reserves and served in the Persian Gulf War. Through his experience as a certified public accountant and his strong risk assessment, financial reporting and internal control expertise, Mr. Demerath provides us with an understanding of accounting and financial matters. Age 60. Director since 2020.

Lori Hoersch, is the Chief People Officer for U.S. Venture, Inc., an energy products distribution company headquartered in Appleton, Wisconsin. Ms. Hoersch’s experience and background in various human resources positions provide us with invaluable insight and guidance regarding human resource management, corporate culture and talent acquisition. Age 62. Director since 2020.

Charles D. Schmalz, is the Chairman, President and Chief Executive Officer of the Company and the Bank. He has been employed by the Bank since 1993 and has served as its President and Chief Executive Officer since 2008. Mr. Schmalz’s extensive knowledge of the banking industry and strong leadership skills provide us with invaluable insight and guidance into the business and regulatory requirements of today’s banking environment. Age 59. Director since 2007.

Directors Continuing in Office with Terms Expiring in 2026

Kay M. Dorow, now retired, was Senior Vice President and Chief Financial Officer of the Bank from January 2018 until her retirement in May 2023. Ms. Dorow joined the Bank in 1984 and held several positions during her tenure, giving her valuable knowledge of the Bank’s operations. Ms. Dorow’s strong financial background and her knowledge and understanding of the Bank and the financial and economic environments that we operate in make her a valuable asset to the Board. Age 59. Director since 2019.

Steven Haen, now retired, was the Compliance and Security Officer for the Bank at the time of his retirement in 2016. Mr. Haen joined the Bank in 1975 and held several positions during his tenure, giving him valuable knowledge of the Bank’s operations. Mr. Haen’s strong compliance background and his knowledge and understanding of the Bank and the regulatory environment that we operate in make him a valuable asset to the Board. Age 73. Director since 2018.

Directors Continuing in Office with Terms Expiring in 2027

Lisa Cruz, is the founder and owner of Red Shoes, Inc., a marketing firm headquartered in Appleton, Wisconsin, and oversees the financials, business development and strategic planning for the firm. Ms. Cruz provides us with knowledge of our local business community, and how to operate a business and an understanding of how to make a business successful. Age 53. Director since 2016.

Steve Tyink, is Director of Partner Development at Fork Farms, a privately held agriculture company. Prior to Fork Farms, he held executive leadership positions in automotive, industrial design and commercial construction verticals. Mr. Tyink provides us with extensive knowledge regarding business operations. Age 64. Director since 2016.

Executive Officers Who Are Not Directors

The following sets forth information regarding our executive officers who are not directors. Age information is as of December 31, 2024.

James E. Mangold, is Vice President, Lending, for the Bank, a position he has held since 2020. Prior to joining the Bank, Mr. Mangold was Senior Vice President and Regional Manager, East Region, for Marine Credit Union from 2019 to 2020 and Market Manager, Commercial Banking Services, for Wells Fargo & Co. from 2010 to 2019. Age 52.

Kory J. Schneider, is Vice President, Member Experience, for the Bank, a position he has held since August 2018. Age 52.

Scott J. Liske, is Vice President, Chief Risk Officer, for the Bank, a position he has held since 2014. Age 69.

Item 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

Plante Moran, PLLC, served as our independent registered public accounting firm for the year ended December 31, 2024. The Audit Committee of the Board of Directors has appointed Plante Moran, PLLC, to serve as the independent registered public accounting firm for the year ending December 31, 2025, subject to ratification by stockholders. A representative of Plante Moran, PLLC, is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Plante Moran, PLLC, to serve as the independent registered public accounting firm for the year ending December 31, 2025.

Audit Fees. The following table sets forth the fees that Plante Moran, PLLC, billed to the Company and the Bank for the years ended December 31, 2024 and 2023, respectively.

	2024		2023
Audit Fees	$398,000	(1)	$185,000
Audit-Related Fees	—		—
Tax Fees	—		—
All Other Fees	—		—

(1)	For 2024, includes $185,000 of fees related to the initial public offering.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit service to us prohibited by law or regulation.

Executive Compensation

Summary Compensation Table

The following table sets forth for the year ended December 31, 2023 and 2024 certain information as to the total compensation paid to our President and Chief Executive Officer and our two other most highly compensated executive officers. Each executive is referred to as a “named executive officer.” The table excludes perquisites, which did not exceed $10,000 in the aggregate for each named executive officer.

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	All other Compensation ($)(1)	Total ($)
Charles D. Schmalz, President and Chief Executive Officer	2024	280,000	—	68,961	348,961
	2023	280,000	—	65,867	345,867

Kory J. Schneider, Vice President, Member Experience	2024	175,000	—	8,898	183,898
	2023	175,000	—	8,797	183,797

James E. Mangold, Vice President, Head of Lending	2024	164,280	—	11,962	176,242
	2023	156,000	—	7,847	163,847

(1)  The compensation set forth in the “All Other Compensation” column is detailed in the following table:

	All Other Compensation
Name	401(k) Plan Employer Contributions ($)	Director Fees ($)	Automobile ($)	Life Insurance ($)(1)	Total All Other Compensation ($)
Charles D. Schmalz	14,000	26,500	7,313	21,148	68,961
Kory J. Schneider	8,750	—	—	148	8,898
James E. Mangold	8,214	3,600	—	148	11,962

(1)  For Mr. Schmalz only, a payment of $21,000 to satisfy the annual premium of the executive’s whole life insurance policy.

Agreements and Benefit Plans

Employment Agreements. The Bank has entered into an employment agreement with each of Charles D. Schmalz, James E. Mangold and Kory J. Schneider. Our continued success depends to a significant degree on their skills and competence and the employment agreements are intended to ensure we maintain a stable management base following the conversion and stock offering.

The employment agreements for Messrs. Schmalz, Mangold and Schneider had initial terms that commenced on the effective date of the conversion and stock offering and continued until December 31, 2024. On January 1, 2025, the respective terms continued thereafter for three years for Mr. Schmalz’s agreement and two years for Messrs. Mangold and Schneider’s agreements. On January 1, 2026 and each January 1 thereafter, the respective terms of the agreements will extend for an additional year, so that the respective terms again become three years for Mr. Schmalz’s agreement and two years for Messrs. Mangold and Schneider’s agreements. However, at least thirty (30) days before a January 1st renewal date of the respective terms of the agreements, the disinterested members of the board of directors must conduct a comprehensive performance evaluation of Messrs. Schmalz, Mangold and Schneider and affirmatively approve any extension of the respective agreements for an additional year or determine not to extend the term of any of the agreements. If the board of directors determines not to extend the term, it must notify the executive before the applicable January 1st renewal date and the term of the applicable agreement will expire at the end of the then current term. If a change in control occurs during the terms of the employment agreements, the terms of the respective agreements will automatically renew for three years for Mr. Schmalz’s agreement and two years for Messrs. Mangold and Schneider’s agreements from the date of the change in control.

The employment agreements provide Messrs. Schmalz, Mangold and Schneider with annual base salaries, as of April 2025, of $280,000, $175,282 and $175,000, respectively. The board of directors review the executive’s base salary at least annually and the base salary may be increased, but not decreased, except for a decrease that is generally applicable to all employees. In addition to receiving base salary, Messrs. Schmalz, Mangold and Schneider participate in any bonus programs and benefit plans made available to senior management employees. The Bank also reimburses Messrs. Schmalz, Mangold and Schneider for all reasonable business expenses incurred in performing their duties.

If Messrs. Schmalz’s, Mangold’s or Schneider’s employment involuntarily terminates for reasons other than cause, disability or death, or in the event of the executive’s resignation for “good reason,” in either event other than in connection with a change in control, the executive will receive a severance payment, paid in a lump sum, equal to: (i) the base salary and bonuses the executive would have received during the remaining term of the respective employment agreement, (ii) the present value of the contributions that would have been made on the executive’s behalf under the Bank’s defined contribution plans as if executive had continued working for the Bank for the remaining term of the agreement, and (iii) continued nontaxable medical and dental coverage and life insurance coverage substantially comparable, as reasonably available, to the coverage maintained by the Bank for the executive, at no cost to the executive, for the remaining unexpired term of the agreement.

If Messrs. Schmalz’s, Mangold’s or Schneider’s employment involuntarily terminates for reasons other than cause, disability or death, or in the event of the executive’s resignation for “good reason,” (as defined in the agreement) in either event within 18 months following a change in control, the executive will receive a severance payment, paid in a lump sum, equal to: (i) three times (two times for Messrs. Mangold and Schneider) the sum of (a) the highest annual base salary paid to the executive at any time under the agreement, and (b) the highest bonus paid to the executive with respect to the three completed fiscal years (two completed fiscal years for Messrs. Mangold and Schneider) prior to a change in control, (ii) the present value of the contributions that would have been made on the executive’s behalf under the Bank’s defined contribution plans as if executive had continued working for the Bank for thirty-six (36) months (twenty-four (24) months for Messrs. Mangold and Schneider), and (iii) continued nontaxable medical and dental coverage and life insurance coverage substantially comparable, as reasonably available, to the coverage maintained by the Bank for the executive, at no cost to the executive, for thirty-six (36) months (twenty-four (24) months for Messrs. Mangold and Schneider). The severance benefits under Messrs. Schmalz’s, Mangold’s and Schneider’s respective employment agreements may be reduced if the severance benefits under the employment agreement or otherwise result in “excess parachute payments” under Section 280G of the Internal Revenue Code.

If Messrs. Schmalz, Mangold or Schneider become disabled during the term of the respective employment agreement, the executive will be entitled to receive benefits under all short-term or long-term disability plans maintained by the Bank for its executives. To the extent such benefits are less than executive’s base salary, the Bank shall pay the executive an amount equal to the difference between such disability plan benefits, the executive’s social security disability benefits and the amount of executive’s base salary for the longer of one (1) year following the termination of the executive’s employment due to disability or the remaining term of the employment agreement, payable in accordance with the regular payroll practices of the Bank. In addition, the executive will be entitled to continued non-taxable medical and dental coverage that is substantially comparable, as reasonably available, to the coverage maintained by the Bank for the executive before the termination of the executive’s employment until the earlier of (i) the date the executive returns to the full-time employment of the Bank; (ii) executive’s full-time employment by another employer; (iii) expiration of the remaining term of the agreement; or (iv) the executive’s death.

If the executive dies while employed by the Bank, the executive’s beneficiaries will receive the executive’s base salary, payable in accordance with the regular payroll practices of the Bank, for a period of one year from the date of executive’s death, and the Bank shall continue to provide non-taxable medical, and dental insurance benefits normally provided to the executive’s family (in accordance with its customary co-pay percentages) for 12 months after the executive’s death.

Upon termination of employment (other than a termination in connection with a change in control), Messrs. Schmalz, Mangold or Schneider will be required to adhere to a one-year non-solicitation restriction and a six month non-competition restriction.

Salary Continuation Agreement.  The Bank has entered into a salary continuation agreement with Mr. Schmalz. Under the agreement, if Mr. Schmalz separates from service after reaching the normal retirement age of age 65, he will be entitled to an annual benefit equal to $25,000. This benefit payment will begin on the first business day of the first month following the executive’s separation from service and will be payable monthly for a period of 120 months.

If Mr. Schmalz separates from service before reaching normal retirement age (other than on account of death or for cause), he will be entitled to the accrued benefit (i.e., the amount accrued for GAAP purposes), paid in a lump sum on the first business day of the first month following the executive’s separation from service. If Mr. Schmalz experiences a qualifying termination of employment within two years following a change in control and before age 65, he will receive an amount equal to the present value of the normal retirement benefit under the agreement (regardless of the executive’s age at the time). The benefit will be paid to him in a lump sum on the first business day of the first month following his separation from service. Excess parachute payments may be subject to a cutback pursuant to the terms listed in the employment agreements.

If Mr. Schmalz dies before a separation from service and before age 65, his beneficiary will receive the accrued benefit paid in a lump sum on the first business day of the first month following his death. If Mr. Schmalz dies before a separation from service and after age 65, his beneficiary will receive the benefits (at the same time and in the same form) he would have continued to have received under the agreement had he survived. If Mr. Schmalz dies while receiving benefits, his beneficiary will continue to receive the benefit payments (at the same time and in the same form) he would have continued to have received under the agreement had he survived.

Policies and Practices Related to the Grant of Certain Equity Awards

We have not historically granted stock options or similar awards and did not grant any stock options during the year ended December 31, 2024. If stock options or similar awards are granted in the future, our policy is to not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates. In addition, it is our policy to not grant stock options or similar awards at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. These restrictions do not apply to restricted stock awards or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.

Other Information Relating to Directors and Executive Officers

Transactions with Related Persons

Loans and Extensions of Credit. Federal law generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as East Wisconsin Savings Bank, to their executive officers and directors in compliance with federal banking regulations. At December 31, 2024, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at December 31, 2024, and were made in compliance with federal banking regulations.

Submission of STOCKHOLDER Business Proposals and Nominations

The Company must receive proposals that stockholders seek to include in the proxy statement for its next annual meeting no later than December 30, 2025. If next year’s annual meeting is held on a date that is more than 30 calendar days from June 5, 2026, a stockholder proposal must be received by a reasonable time before we begin to print and mail our proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Under Securities and Exchange Commission Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the annual meeting of stockholders to be held in 2026 must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting, or by April 6, 2026.

In addition to the requirement set forth under Securities and Exchange Commission Rule 14a-19, under the Company’s Bylaws, for a stockholder to properly bring business before an annual meeting or make nominations for the election of directors, the stockholder must give written notice to our Corporate Secretary at our principal executive office not less than 90 days nor more than 100 days before the anniversary of the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days before the anniversary of the prior year’s annual meeting of stockholders, such written notice will be timely only if delivered or mailed to and received by the Corporate Secretary at the principal executive office no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the tenth day following the earlier of the day notice of the meeting was mailed to stockholders or such public disclosure was made. Such written notice must also contain the information specified by the Bylaws.

STOCKholder Communications

Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to EWSB Bancorp, Inc., 109 W. Second St., Kaukauna, Wisconsin 54130. Depending on the subject matter, the Secretary will forward the communication, handle the inquiry directly, or not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic or is unduly hostile, threatening, illegal or otherwise inappropriate. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the President and Chief Executive Officer, at the same address.

Miscellaneous

The Company will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Company common stock. In addition to soliciting proxies by mail, our directors, officers and regular employees may solicit proxies personally without receiving additional compensation.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is included with this proxy statement. Any stockholder who has not received a copy of the Annual Report on Form 10-K may obtain a copy by writing to our Corporate Secretary or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 5, 2025.” The Annual Report on Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card or by voting via the Internet.

EWSB BANCORP, INC. Annual Meeting of Stockholders June 5, 2025 12:00 P.M., Local Time This proxy is solicited by the Board of Directors The undersigned hereby acknowledges receipt of the Notice of 2025 Annual Meeting of Stockholders and Proxy Statement dated April 29, 2025, in connection with the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of EWSB Bancorp, Inc. (the “Company”) to be held at 12:00 p.m., local time, on Thursday, June 5, 2025, at the main office of East Wisconsin Savings Bank, 109 W. Second St., Kaukauna, Wisconsin, and hereby appoints the full Board of Directors, other than those directors who are nominees at the Annual Meeting, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF. The Board of Directors of EWSB Bancorp, Inc. recommends a vote FOR the nominees and FOR proposal 2 listed below. 1. To elect as directors, to serve for a term of three years or until their successor shall have been elected and qualified. FOR WITHHOLD 01. Kenneth P. Demerath □ □ 02. Lori Hoersch □ □ 03. Charles D. Schmalz □ □ 2. To ratify the appointment of Plante Moran, PLLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. □ FOR □ AGAINST □ ABSTAIN Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. Date: , 2025 Signature Signature (Co-owner) □ Please Mark Here for Address Change or Comments. Provide updated address or comments in the space provided below. _________________________________________________________________________________________ _________________________________________________________________________________________ □ I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future. EMAIL ADDRESS: ________________________________________________________________________________ If you vote by Internet, you do NOT need to mail back your proxy card. YOUR VOTE IS IMPORTANT Voting instructions are on the reverse.

Voting Instructions You may vote your proxy in the following ways: Via Internet: Login to http://annualgeneralmeetings.com/ewsb2025 Enter your control number (12 digit number located below) Via Mail: Pacific Stock Transfer Company c/o Proxy Department 6725 Via Austi Parkway, Suite 300 Las Vegas, Nevada 89119 CONTROL NUMBER You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Central Time, on June 4, 2025. Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

EWSB BANCORP, INC. CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE TRUSTEE OF THE EAST WISCONSIN SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2025 Dear ESOP Participant: On behalf of the Board of Directors of EWSB Bancorp, Inc. (the “Company”), you are receiving the attached ESOP Vote Authorization Form to convey to First Trust of MidAmerica (the “ESOP Trustee”) your voting instructions with respect to shares of the Company’s common stock allocated or deemed allocated to your account in the East Wisconsin Savings Bank Employee Stock Ownership Plan (the “ESOP”) on the proposals to be presented at the Company’s Annual Meeting of Stockholders to be held at 12:00 p.m., local time, on Thursday, June 5, 2025, at the main office of East Wisconsin Savings Bank, 109 W. Second St., Kaukauna, Wisconsin. The ESOP allows participants to direct the ESOP Trustee how to vote the common stock of the Company allocated or deemed allocated to each participant’s ESOP account. As a participant in the ESOP as of April 2, 2025, the record date for stockholders entitled to vote at the Annual Meeting, you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock deemed allocated to your account at the Annual Meeting. As of April 2, 2025, no shares had been allocated to any participant in the ESOP. Accordingly, each ESOP participant will be deemed to have one share of Company common stock allocated to his or her account for purposes of providing voting instructions to the ESOP Trustee. The Company is providing this Confidential Voting Instruction Letter and ESOP Vote Authorization Form so that you may convey your voting instructions on the matters to be considered at the Annual Meeting or any adjournment thereof. Your individual vote will not be disclosed to the Company. In order to direct the voting of the shares deemed allocated to your account, you must either complete, sign and date the ESOP Vote Authorization Form and return it in the accompanying postage-paid envelope or you may provide your voting instructions electronically via the Internet, as described on the enclosed ESOP Vote Authorization Form. Your voting instructions must be received no later than 11:59 p.m., Central Time, on Thursday, May 29, 2025. Your confidential vote and the votes of other participants will be tallied by the vote tabulator and the results provided to the ESOP Trustee who will: 1. Vote the shares for which voting instructions are timely received in accordance with such instructions (if no instructions are specified and the ESOP Vote Authorization Form is returned signed, the ESOP Vote Authorization Form will be considered a vote for each of the proposals stated); and 2. Vote the shares in the unallocated stock account and shares as to which no timely instructions have been received, or as to which a participant has marked “abstain,” in the same proportion as shares for which the Trustee has received timely voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the ESOP Trustee how to vote the shares of Company common stock deemed allocated to your account, or if you “abstain” from voting, the ESOP Trustee will vote those shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

EWSB BANCORP, INC. Annual Meeting of Stockholders June 5, 2025 12:00 P.M., Local Time This vote authorization form is solicited on behalf of the ESOP trustee The undersigned is eligible for participation in the East Wisconsin Savings Bank Employee Stock Ownership Plan (the “ESOP”) and as such is deemed to have a single share of common stock of EWSB Bancorp, Inc. (the “Company”) allocated to the undersigned’s ESOP account as of April 2, 2025, the voting record date for the 2025 Annual Meeting of Stockholders of the Company to be held at 12:00 p.m., local time, on Thursday, June 5, 2025, at the main office of East Wisconsin Savings Bank, 109 W. Second St., Kaukauna, Wisconsin (the “Meeting”). The undersigned hereby directs First Trust of MidAmerica (the “ESOP Trustee”) to vote the single share of Company common stock deemed allocated to the undersigned’s account, for which the undersigned is entitled to direct the ESOP Trustee to vote at the Meeting or at any adjournment thereof. Please submit your ESOP vote authorization form no later than 11:59 p.m., Central Time, on Thursday, May 29, 2025. If this form is not returned in a timely manner, the share of common stock deemed allocated to the participant’s ESOP account will be voted in the same proportion as shares for which the ESOP Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Meeting, shares will be voted by the ESOP Trustee in the manner intended to represent the best interest of participants and beneficiaries of the ESOP. At the present time, the Board of Directors of the Company knows of no other business to be brought before the Meeting. THIS ESOP VOTE AUTHORIZATION FORM, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF ELECTING THE NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE ESOP TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. The Board of Directors of EWSB Bancorp, Inc. recommends a vote FOR the nominees and FOR proposal 2 listed below. 1. To elect as director, to serve for a term of three years or until their successor shall have been elected and qualified. FOR WITHHOLD 01. Kenneth P. Demerath □ □ 02. Lori Hoersch □ □ 03. Charles D. Schmalz □ □ 2. To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025. □ FOR □ AGAINST □ ABSTAIN Please date this ESOP vote authorization form and sign your name exactly as it appears hereon. Date: , 2025 Signature of Stockholder □ Please Mark Here for Address Change or Comments. Provide updated address or comments in the space provided below. ____________________________________________________________________________________________________ ____________________________________________________________________________________________________ If you vote by Internet, you do NOT need to mail back your ESOP vote authorization form. YOUR VOTE IS IMPORTANT Voting instructions are on the reverse.

Voting Instructions You may vote your proxy in the following ways: Via Internet: Login to http://annualgeneralmeetings.com/ewsb2025/ Enter your control number (12 digit number located below) Via Mail: Pacific Stock Transfer Company c/o Proxy Department 6725 Via Austi Parkway, Suite 300 Las Vegas, Nevada 89119 CONTROL NUMBER You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Central Time, on May 29, 2025. Your Internet vote authorizes the ESOP Trustee to vote in the same manner as if you marked, signed and returned your ESOP vote authorization form.